Prime Series
Colorado Investors Class Shares

Summary Prospectus Dated
June 29, 2011

The statutory Prospectus and Statement of Additional Information of the Colorado Investors Class of Prime Series (the “Fund”), a series of the PFM Funds (the “Trust”), dated June 29, 2011, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.pfmfunds.com/PFMFundsProspectus.pdf. You can also get this information at no cost by calling 800-338-3383 or by sending an e-mail request to PFMAMrequest@pfm.com.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense. Not all funds and classes in this Summary Prospectus are available in all states.

Fund Summary – Prime Series Colorado Investors Class

Investment Objective

The investment objective of Prime Series is to seek to provide its shareholders with high current income consistent with stability, safety of principal and liquidity and to maintain a stable net asset value (“NAV”) of $1.00 per share.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Colorado Investors Class of Prime Series.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees		0.06%
Distribution (12b-1) Fees		0.00%
Other Expenses:		0.10%
Transfer Agent Fees	0.09%
Other Operating Expenses	0.01%
Total Annual Fund Operating Expenses		0.16%
Less: Fee Waivers*		(0.04%)
Net Annual Fund Operating Expenses		0.12%

* The Adviser will waive a portion of transfer agency fees payable by the Colorado Investors Class through October 31, 2012 pursuant to a contractual expense limitation agreement between the Adviser and the Trust in order to limit ordinary operating expenses to not more than 0.12% of the average daily net assets of the Colorado Investors Class. This limitation does not apply to any taxes, interest, brokerage commissions or extraordinary expenses, such as litigation expenses, that may be incurred and would, if incurred, increase the overall expense ratio. Prior to October 31, 2012, the Adviser’s agreement to waive fees may only be terminated by the Trust’s Board of Trustees.

Expense Example

This example is intended to help you compare the cost of investing in shares of the Colorado Investors Class of Prime Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that you earn a 5% return each year on your investment and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$13	$48	$86	$201

Principal Investment Strategies

Prime Series is a money market fund that invests exclusively in high quality, short term money market instruments, including: obligations of the United States Government, its agencies or instrumentalities; debt obligations of U.S. companies; obligations of financial institutions; obligations of U.S. municipalities; and money market mutual funds which are restricted to investments in which Prime Series may invest. Prime Series maintains a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted life (portfolio maturity computed to final maturity without regard to interest rate adjustments on investments) of 120 days or less.

1

Principal Risks

Although Prime Series invests exclusively in high-quality securities, an investment in Prime Series – like an investment in any money market fund – is subject to certain risks. Interest Rate Risk is the chance that falling short term interest rates will cause Prime Series’ income to decline or that rising interest rates may result in a decline in the value of Prime Series’ portfolio securities. Management Risk is the possibility that securities selected by Prime Series’ investment adviser will cause Prime Series to underperform relevant benchmarks or other money market funds. Credit Risk is the risk that the issuer of a security held by Prime Series will fail to pay interest and principal in a timely manner. A substantial increase in interest rates or an issuer’s default in paying principal or interest could result in a decline in Prime Series’ yield or its NAV per share.

An investment in Prime Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Prime Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in Prime Series.

Annual Total Returns

The following information is intended to help you understand the risks of investing in the Colorado Investors Class. It illustrates how shares of the SNAP Fund Class of Prime Series have performed over time. Performance information for the Colorado Investors Class is not shown below because that class of Prime Series has not yet commenced operations. The performance of the Colorado Investors Class of Prime Series will vary due to different expenses than those of the SNAP Fund Class of Prime Series.

Year-by-Year Total Return (shown for calendar years) (%)

2

High Quarter	3Q 2000	1.66%
Low Quarter	1Q 2011	0.06%
Year-to-Date through March 31, 2011 (unannualized)		0.06%

Average Annual Total Return
(as of calendar year ended December 31, 2010)

Inception	Past	Past	Past	Since
Date of Fund	1 year	5 years	10 years	Inception
7/24/1995	0.28%	2.87%	2.60%	3.69%

To obtain current yield information, call (800) 338-3383.

Management

Investment Adviser

PFM Asset Management LLC, with its principal office at One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101-2044, serves as the investment adviser of Prime Series.

Purchase and Sale of Fund Shares

Colorado Investors Shares shall be available only to any institutional entities with a principal place of business in Colorado, including, but not limited to, municipalities, counties, school districts, special districts, higher education institutions, other governmental entities or political subdivisions thereof, not-for-profit entities or corporations.

The eligibility requirements to purchase shares of the Colorado Investors Class of Prime Series are as follow:

•	$50,000 minimum investment and

•	$50,000 minimum average balance

Shares of the Colorado Investors Class may be purchased or redeemed by wire or using Automated Clearing House (ACH) payments on any Trust Business Day, as defined in the “Valuation” section of the Prospectus. Share transactions can be initiated online at www.eon.pfm.com or by calling (800) 338-3383. Instructions for completing share transactions by mail are also available by calling (800) 338-3383. See “How to Purchase and Redeem Shares – Additional Purchase Requirements” in the Prospectus for further information.

Tax Information

Dividends of net investment income and distributions of net realized capital gains by Prime Series are generally taxable to shareholders (except tax-exempt shareholders).

3

Page left intentionally blank.

One Keystone Plaza, Suite 300
North Front & Market Streets
Harrisburg, Pennsylvania 17101
(800) 338-3383